UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 09, 2023

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.‚

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.02 Termination of Material Definitive Agreements.

1.	Termination of Agreement for Participation in Philux Infrastructure Fund with Thanh Nam Long Construction Co., Ltd.

On February 09, 2023, Philux Global Group Inc. (f/k/a PHI Group, Inc.) sent a notice to Thanh Nam Long Construction Co., Ltd. (“TNLC”), a Vietnam limited company, with its main address at Lot C10-18, street No. 5, Tay Bac urban area, Vinh Quang Ward, Rach Gia City, Kien Giang Province, Vietnam, to terminate the Agreement for Participation in PHILUX Infrastructure Fund dated February 02, 2023 due to TNLC’s failure to fulfill its obligations as agreed in Article 2 of said Agreement.

The foregoing description of the Notice of Termination of the referenced Agreement for Participation in PHILUX Infrastructure Fund is qualified in its entirety by reference to the full text of said Notice, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2.	Termination of Stock Transfer Agreement with Tin Thanh Group

On March 20, 2023, Philux Global Group Inc. (f/k/a PHI Group, Inc.) received a notice from Tin Thanh Group, a Vietnamese joint stock company, with principal business address at 71 Pho Quang Street, Ward 2, Tan Binh District, Ho Chi Minh City, Vietnam to formally terminate the Stock Transfer Agreement signed on August 13, 2022 between Tin Thanh Group and the Company.

The foregoing description of the Notice of Termination of the referenced Stock Transfer Agreement is qualified in its entirety by reference to the full text of said notice, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

3.	Termination of Agreement for Participation in Philux Global Real Estate Fund with AZ Holdings Joint Stock Company

On March 24, 2023, Philux Global Group Inc. (f/k/a PHI Group, Inc.) sent a notice to AZ Holdings Investment Joint Stock Company, a Vietnamese joint stock company (“AZHC”), with principal address at No. 36, Sub-alley 3, Alley 83, Nguyen Khang Street, Yen Hoa Ward, Cau Giay District, Hanoi, Vietnam, to terminate the Agreement for Participation in Philux Global Real Estate Fund dated July 18, 2022 due to AZHC’s failure to fulfill its obligations as agreed in Article 2 of said Agreement.

The foregoing description of the Notice of Termination of the referenced Agreement for Participation in Philux Global Real Estate Fund is qualified in its entirety by reference to the full text of said Notice, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Letter dated February 09, 2023 to terminate the Agreement for Participation in Philux Infrastructure Fund signed February 02, 2023 between Thanh Nam Long Construction Co., Ltd. and the Company.

10.2	Letter dated March 20, 2023 by Tin Thanh Group to the Company to terminate the Stock Transfer Agreement signed August 13, 2022 between Tin Thanh Group and the Company.

10.3	Letter dated March 24, 2023 to terminate the Agreement for Participation in Philux Global Real Estate Fund signed July 18, 2022 between AZ Holdings Investment Joint Stock Company and the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2023

PHI GROUP INC. (n/k/a PHILUX GLOBAL GROUP, INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO